Taxes	12 Months Ended
Dec. 31, 2023
Income Taxes [Abstract]
Taxes	Taxes
Income before taxes

($ millions)	2023	2022	2021
Switzerland	359	234	680
Foreign	473	229	(262)
Total income before taxes	832	463	418
Current and deferred income tax income/(expense)

($ millions)	2023	2022	2021
Switzerland	(74)	(17)	(118)
Foreign	(93)	(146)	(116)
Current income tax (expense)	(167)	(163)	(234)
Switzerland	313	53	45
Foreign	(4)	(18)	147
Deferred tax income	309	35	192
Total income tax income/(expense)	142	(128)	(42)
Analysis of tax rate
Alcon's overall applicable tax rate can change each year since it is calculated as the weighted average tax rate based on pre-tax income/(loss) of each subsidiary. The main elements contributing to the difference between Alcon's overall applicable tax rate and the effective tax rate are summarized in the below table.

	2023		2022		2021
($ millions unless indicated otherwise)(1)		%		%		%
Applicable tax rate	(168)	20.2%	(104)	22.5%	(39)	9.3%
Effect of disallowed expenditures	(7)	0.8%	(13)	2.8%	(10)	2.4%
Effect of equity-based compensation	(3)	0.4%	(13)	2.8%	(7)	1.7%
Effect of tax credits and allowances	12	(1.4)%	11	(2.4)%	9	(2.2)%
Effect of deductibility of a statutory expense in Switzerland(2)	568	(68.3)%	23	(5.0)%	38	(9.1)%
Effect of adjustments to contingent consideration and other liabilities	2	(0.2)%	3	(0.6)%	7	(1.7)%
Effect of changes in uncertain tax positions(3)	(271)	32.6%	10	(2.2)%	(39)	9.3%
Effect of previously unrecognized tax loss carryforward	11	(1.3)%	—	—%	—	—%
Effect of 2022 APA on prior years	6	(0.7)%	(37)	8.0%	—	—%
Effect of non-deductible amortization	(8)	1.0%	(7)	1.5%	—	—%
Effect of other items	(6)	0.7%	2	(0.4)%	(7)	1.7%
Effect of prior year items	6	(0.7)%	(3)	0.6%	6	(1.4)%
Effective tax rate	142	(17.1)%	(128)	27.6%	(42)	10.0%
(1)Percentages may not sum due to rounding.
(2)Includes agreements for fiscal years 2023, 2022 and 2021. 2023 also includes a long-term Swiss Tax Agreement; however, it is uncertain whether Alcon will obtain a similar treatment for future years for a portion of the benefit.
(3)Primarily includes the net effect of partial reserves and benefits recognized for the deductibility of statutory expenses in Switzerland. 2023 also includes the release of reserves in US and Germany following the conclusion of tax audits and other items. 2021 also relates to international transfer pricing.
Alcon has a substantial business presence in many countries and is therefore subject to different income and expense items that are non-taxable (permanent differences) or are taxed at different rates in those tax jurisdictions. This results in a difference between Alcon's applicable tax rate and effective tax rate as shown in the table above.
Fluctuations in taxes and effective tax rates are primarily due to the geographical pre-tax income and loss mix across certain tax jurisdictions relative to Alcon's consolidated income before taxes, changes in uncertain tax positions and certain non-recurring items.
The applicable tax rate was 20.2% in 2023, compared to 22.5% in 2022, primarily due to the mix of pre-tax income/(loss) across geographical jurisdictions. The effective tax rate was a 17.1% benefit in 2023, compared to 27.6% expense in 2022. The current year was primarily driven by a $263 million net benefit associated with the 2023 Swiss Tax Agreement (as defined below) and a net benefit of $36 million from other discrete tax items. The prior year expense was primarily driven by the 2022 APA (as defined below), partially offset by favorable discrete tax items.
The increase in the applicable tax rate for 2022 compared to 9.3% in 2021 was primarily driven by more profit being taxable at the rate applicable in the US compared to Alcon's historical filing position as a result of the 2022 APA. The applicable tax rate in 2021 was impacted by pre-tax losses in certain tax jurisdictions.
Tax returns are subject to examination by competent taxing authorities, which may result in assessments being made requiring payments of additional tax, interest or penalties. Inherent uncertainties exist in the estimates of the tax positions.
2023 Swiss Tax Agreement
During the fourth quarter of 2023, Alcon entered into a long-term agreement with Switzerland tax authorities related to the deductibility of a statutory expense in Switzerland through March 31, 2039 (the "2023 Swiss Tax Agreement"). Alcon recorded a discrete tax benefit of $263 million in "Taxes" in the Consolidated Income Statement and corresponding deferred tax asset, net of reserves.
2022 Advanced Pricing Agreement
During the fourth quarter of 2022, Alcon recognized the impact of an Advanced Pricing Agreement between US and Switzerland tax authorities (the "2022 APA") related to the allocation and taxation of relevant Alcon profits between the US and Switzerland retroactive to 2019. The 2022 APA results in more profit being taxable at the rate applicable in the US compared to Alcon’s historical filing position. As a result, in the fourth quarter of 2022 Alcon recorded a discrete item of $37 million of income tax expense related to the 2019 through 2021 tax years and an increase of $64 million of income tax expense for the year ended December 31, 2022. The 2022 APA was agreed upon in the first quarter of 2023 and is valid through 2027.
Pillar Two income taxes
The OECD has published GloBE Model Rules, which include a minimum 15% tax rate by jurisdiction ("Pillar Two"). Various countries have enacted or intend to enact tax legislation to comply with Pillar Two rules. Alcon is within the scope of the OECD’s Pillar Two, which did not impact 2023 results but will impact Alcon’s financial results from January 1, 2024 onward.
Of the countries enacting Pillar Two legislation, we expect Switzerland to be the most impactful to Alcon. In December 2023, the Swiss government decided to partially implement Pillar Two by introducing a Qualified Domestic Minimum Top-up Tax (“QDMTT”) to reach the required taxation level of 15% on Pillar Two qualifying profits earned by companies domiciled in Switzerland effective from January 1, 2024. This QDMTT will not be applied to the Pillar Two qualifying profits earned by subsidiaries domiciled in tax jurisdictions outside of Switzerland. The implementation timing and specific provisions of any further Pillar Two tax regulations in Switzerland remain subject to further assessments at both the Federal and Cantonal levels. For the period ended December 31, 2023, we have applied the IASB amendment to IAS 12, Income Taxes, which provides a mandatory temporary exception from recognizing or disclosing deferred taxes related to Pillar Two such that there is no impact to the 2023 Consolidated Financial Statements. The future impact of Pillar Two for Alcon is estimated to increase Alcon's effective tax rate by approximately 1% to 2%. We are continuing to follow Pillar Two legislative developments to evaluate the potential future impact on our consolidated results of operations, financial position and cash flows beginning in 2024.